LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN BOND PORTFOLIO

February 1, 2000

Dear Shareholder:

The J.P. Morgan Bond Portfolio posted a return of -1.13% for the year ended December 31, 1999. The portfolio underperformed its benchmark, the Salomon Broad Investment Grade Bond Index, which returned -0.83%, but outperformed its peer group, the Lipper Variable Annuity Corporate Debt A-Rated Average, which returned -1.94% for the period.

The portfolio's net asset value per share decreased from $11.67 on December 31, 1998, to $11.23 on December 31, 1999. During the year, the portfolio paid approximately $0.23 per share from net investment income, and approximately $0.01 per share from short-term capital gains, and $0.03 from long-term capital gains. The portfolio's total net assets increased from $32.5 million on December 31, 1998, to $66.2 million at the end of the reporting period.

The report that follows includes detailed performance information about the J.P. Morgan Bond Portfolio, as well as an interview with William Tennille, the portfolio manager primarily responsible for the portfolio. In this interview, Bill discusses events in the fixed income market, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Bond Portfolio. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc., at (888) 756-8645.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan &Co. Incorporated           J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS..........1    PORTFOLIO FACTS AND HIGHLIGHTS .....5
PORTFOLIO PERFORMANCE...............2    FINANCIAL STATEMENTS................8
PORTFOLIO MANAGER Q&A...............3
-------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995* would have been worth $13,948 at December 31, 1999.

Another way to look at performance is to review the average annual total return. This figure takes the actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION
JANUARY 3, 1995* -- DECEMBER 31, 1999

[GRAPH]

Series Trust II                                                        Lipper Corporate
Bond -                            Salomon Broad                        Debt A-Rated
JOB #1904                         Investment Grade                     Average

Initial Investment   10,000,000   Initial Investment   10,000,000      Initial Investment   10,000,000

           MONTHLY   PLOT                    MONTHLY   PLOT                       MONTHLY   PLOT
           RETURNS   POINTS                  RETURNS   POINTS                     RETURNS   POINTS
           -------   ------                  -------   ------                     -------   ------
12/31/94             10,000        12/31/94            10,000          12/31/94             10,000
 1/31/95     1.50%   10,150         1/31/95    2.07%   10,207           1/31/95     1.71%   10,171
 2/28/95     1.67%   10,320         2/28/95    2.34%   10,446           2/28/95     2.25%   10,400
 3/31/95     0.39%   10,360         3/31/95    0.58%   10,506           3/31/95     0.64%   10,466
 4/30/95     1.25%   10,490         4/30/95    1.37%   10,650           4/30/95     1.36%   10,609
 5/31/95     4.00%   10,910         5/31/95    3.97%   11,073           5/31/95     4.25%   11,060
 6/30/95     0.82%   11,000         6/30/95    0.70%   11,151           6/30/95     0.68%   11,135
 7/31/95    -0.45%   10,950         7/31/95   -0.20%   11,128           7/31/95    -0.45%   11,085
 8/31/95     1.28%   11,090         8/31/95    1.15%   11,256           8/31/95     1.40%   11,240
 9/30/95     0.90%   11,190         9/30/95    0.94%   11,362           9/30/95     1.10%   11,364
10/31/95     1.52%   11,360        10/31/95    1.34%   11,514          10/31/95     1.53%   11,537
11/30/95     1.41%   11,520        11/30/95    1.56%   11,694          11/30/95     1.60%   11,722
12/31/95     1.47%   11,689        12/31/95    1.38%   11,855          12/31/95     1.56%   11,905
 1/31/96     0.64%   11,764         1/31/96    0.68%   11,936           1/31/96     0.50%   11,964
 2/29/96    -2.28%   11,497         2/29/96   -1.70%   11,733           2/29/96    -2.16%   11,706
 3/31/96    -0.99%   11,383         3/31/96   -0.72%   11,649           3/31/96    -0.79%   11,613
 4/30/96    -0.66%   11,308         4/30/96   -0.74%   11,562           4/30/96    -0.73%   11,529
 5/31/96    -0.47%   11,254         5/31/96   -0.05%   11,557           5/31/96    -0.23%   11,502
 6/30/96     1.33%   11,405         6/30/96    1.29%   11,706           6/30/96     1.22%   11,643
 7/31/96     0.19%   11,426         7/31/96    0.27%   11,737           7/31/96     0.23%   11,669
 8/31/96    -0.28%   11,394         8/31/96   -0.15%   11,720           8/31/96    -0.21%   11,645
 9/30/96     1.60%   11,576         9/30/96    1.74%   11,924           9/30/96     1.75%   11,849
10/31/96     2.13%   11,823        10/31/96    2.25%   12,192          10/31/96     2.20%   12,109
11/30/96     1.72%   12,027        11/30/96    1.65%   12,393          11/30/96     1.79%   12,326
12/31/96    -0.80%   11,931        12/31/96   -0.88%   12,284          12/31/96    -0.95%   12,209
 1/31/97     0.09%   11,942         1/31/97    0.38%   12,331           1/31/97     0.22%   12,236
 2/28/97     0.56%   12,009         2/28/97    0.11%   12,344           2/28/97     0.30%   12,272
 3/31/97    -1.17%   11,869         3/31/97   -1.01%   12,220           3/31/97    -1.21%   12,124
 4/30/97     1.23%   12,015         4/30/97    1.43%   12,394           4/30/97     1.37%   12,290
 5/31/97     1.03%   12,139         5/31/97    0.94%   12,511           5/31/97     0.92%   12,403
 6/30/97     1.02%   12,263         6/30/97    1.19%   12,660           6/30/97     1.26%   12,559
 7/31/97     2.94%   12,623         7/31/97    2.71%   13,003           7/31/97     2.92%   12,926
 8/31/97    -0.89%   12,510         8/31/97   -0.86%   12,891           8/31/97    -1.08%   12,787
 9/30/97     1.44%   12,690         9/30/97    1.47%   13,081           9/30/97     1.60%   12,991
10/31/97     1.24%   12,848        10/31/97    1.43%   13,268          10/31/97     1.25%   13,154
11/30/97     0.53%   12,915        11/30/97    0.47%   13,330          11/30/97     0.45%   13,213
12/31/97     1.04%   13,050        12/31/97    1.02%   13,466          12/31/97     1.05%   13,351
 1/31/98     1.24%   13,212         1/31/98    1.29%   13,640           1/31/98     1.26%   13,520
 2/28/98    -0.09%   13,200         2/28/98   -0.07%   13,630           2/28/98    -0.10%   13,506
 3/31/98     0.44%   13,258         3/31/98    0.39%   13,683           3/31/98     0.36%   13,555
 4/30/98     0.49%   13,323         4/30/98    0.52%   13,754           4/30/98     0.48%   13,620
 5/31/98     0.96%   13,450         5/31/98    0.96%   13,886           5/31/98     1.05%   13,763
 6/30/98     0.78%   13,555         6/30/98    0.82%   14,000           6/30/98     0.87%   13,883
 7/31/98     0.09%   13,566         7/31/98    0.21%   14,030           7/31/98     0.13%   13,901
 8/31/98     1.54%   13,775         8/31/98    1.53%   14,244           8/31/98     1.24%   14,073
 9/30/98     2.11%   14,065         9/30/98    2.36%   14,581           9/30/98     2.28%   14,394
10/31/98    -0.74%   13,961        10/31/98   -0.45%   14,515          10/31/98    -0.87%   14,269
11/30/98     0.58%   14,042        11/30/98    0.55%   14,595          11/30/98     0.78%   14,380
12/31/98     0.37%   14,095        12/31/98    0.31%   14,640          12/31/98     0.40%   14,437
 1/31/99     0.51%   14,167         1/31/99    0.74%   14,748           1/31/99     0.72%   14,541
 2/28/99    -1.71%   13,926         2/28/99   -1.75%   14,490           2/28/99    -2.12%   14,233
 3/31/99     0.87%   14,046         3/31/99    0.57%   14,573           3/31/99     0.67%   14,328
 4/30/99     0.33%   14,092         4/30/99    0.33%   14,621           4/30/99     0.31%   14,373
 5/31/99    -1.30%   13,909         5/31/99   -0.92%   14,486           5/31/99    -1.17%   14,205
 6/30/99    -0.61%   13,824         6/30/99   -0.34%   14,437           6/30/99    -0.48%   14,137
 7/31/99    -0.35%   13,775         7/31/99   -0.40%   14,379           7/31/99    -0.40%   14,080
 8/31/99    -0.18%   13,751         8/31/99   -0.07%   14,369           8/31/99    -0.23%   14,048
 9/30/99     0.98%   13,885         9/30/99    1.20%   14,541           9/30/99     1.08%   14,199
10/31/99     0.44%   13,946        10/31/99    0.30%   14,585          10/31/99     0.17%   14,223
11/30/99     0.17%   13,970        11/30/99   -0.01%   14,585          11/30/99     0.07%   14,233
12/31/99    -0.16%   13,948        12/31/99   -0.46%   14,518          12/31/99    -0.50%   14,162

                      6.88%                             7.74%

PERFORMANCE                                             TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                        ------------------  ----------------------------------
                                                        THREE      SIX       ONE         THREE      SINCE
AS OF DECEMBER 31, 1999                                 MONTHS     MONTHS    YEAR        YEARS      INCEPTION*
-------------------------------------------------------------------------   ----------------------------------
J.P. Morgan Bond Portfolio                               0.37%      0.81%   -1.13%       5.32%      6.86%
Salomon Broad Investment Grade Bond Index**             -0.16%      0.56%   -0.83%       5.73%      7.74%
Lipper Variable Annuity
   Corporate Debt A-Rated Average                       -0.22%      0.21%   -1.94%       5.06%      7.19%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE SALOMON BROAD INVESTMENT GRADE BOND INDEX IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT GRADE BONDS. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AS DESCRIBED IN THE PROSPECTUS. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with WILLIAM G. TENNILLE, vice president and member of the portfolio management team for the portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on January 25, 2000 and reflects Bill's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE FIXED INCOME MARKETS OVER THE PAST TWELVE MONTHS?

WT: 1999 was a volatile year for the financial markets and kept the U.S. Federal Reserve on its toes. The crises that plagued the global economy from August through October 1998 prompted the Fed to act three times in the last four months of that year, lowering the federal funds rate 75 basis points to 4.75%. These actions helped keep the global economy on an even keel and promoted growth within the U.S. economy. The Fed then found itself with an economy growing above trend albeit with benign inflation and subdued wage pressures. In an effort to slow growth and create a "soft landing" the Fed raised rates twice during the summer (in June and August), and then again at the November FOMC meeting, bringing the fed funds rate back up to 5.50%. The Fed remains anxious that the economy, should it continue at above-trend growth, may reach levels at which it would no longer be able to contain price pressures.

At the same time that the Fed was tightening monetary policy, however, a liquidity crunch was developing. Market makers, leery of taking risks following last fall's crises, dramatically reduced their inventories. In addition, there was a general undercurrent of "what if Y2K really is a problem" that had both investors and issuers heading for the sidelines for the last few months of 1999. Many issuers front-loaded issuance, going to market earlier in the year, while others set maturities for late January into February to avoid potential year-end complications. This was happening in the context of a somewhat longer-term trend: because of the budget surplus, the Treasury has been able, and will continue, to reduce issuance. The third trend that had a significant impact was a tiering in the market. Issues of $500 million and larger traded relatively easily at small price spreads, while most, if not all, smaller issues traded infrequently at wider spreads. We are seeing some easing of the liquidity and tiering conditions now that we're safely through Y2K.

HOW DID THE PORTFOLIO PERFORM DURING THAT TIME?

WT: In the fiscal year just ended, we benefited from the narrowing of spreads that began in late-1998 and carried into early-1999, but lost some ground in the spring when spreads began widening again in anticipation of Fed rate hikes. During June, the markets were quite volatile as the Fed first raised the fed funds rate. In the latter half of the period, performance benefited as we increased our holdings in spread sectors; poor liquidity held spreads at wider levels than normal. In the past quarter, the market noticeably calmed down, which produced better results in most of the spread sectors, the exception being high-yield corporate debt, which struggled all year in sympathy with the equity markets. We were overweight substantially in many of the sectors through most of fourth quarter - mortgage-backed securities in particular, but initiated a short spread-product position as well as a short duration position at the beginning of January (2000) in anticipation of rising rates. The year ended December 31, was, again, one of significant changes and disruptions in the bond markets. We believe that the global markets are, at last, recovered to a point where volatility should diminish to more "normal" levels, thereby allowing the markets to return to business as usual.

WHAT DO YOU SEE AHEAD FOR THESE MARKETS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?

WT: The Fed has been caught in an interesting position: it has had to provide liquidity at a time when it also has had to raise interest rates to dampen growth. The Fed added liquidity over year-end through a currency facility, a bank loan facility (through the discount loan window), and a temporarily expanded repo facility. Although this kept interest rates contained through year-end, they "popped" when the facilities were closed, and they have continued to rise. In addition to the accommodative actions of the Fed, the Treasury issued cash management bills over year-end and Fannie Mae instituted weekly 3- and 6-month auctions. As the two issue more, we have been getting very attractive yields relative to agency paper. Although the most recent Fed hike completes the take-back of last year's easings, we still expect further rate increases in the next few months. While wage pressures may still be in check, the size of the current account deficit and, of course, the continued strength of the economy, are concerns for the Fed.

Issuance on the whole has remained scant even in early January. We think, however, this will change going into February. Because rates have backed up so far, we believe that the fixed income markets are at or close to value. We moved to a neutral duration position recently. We are waiting to see what happens in the economy, and if inflation creeps in, we will go short again; however, because we believe we are in value territory as far as interest rates go, it seems more likely at the moment that we might actually go modestly long in duration.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/99
$66,218,084

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/13/00

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/13/00

EXPENSE RATIO
The portfolio's annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. GOVERNMENT AGENCY OBLIGATIONS                                    41.20%
CORPORATE OBLIGATIONS                                                 23.50%
COLLATERALIZED MORTGAGE OBLIGATIONS & ASSET BACKED SECURITIES         14.40%
U.S.TREASURY OBLIGATIONS                                              11.60%
SOVEREIGN BONDS                                                        3.50%
FOREIGN CORPORATE OBLIGATIONS                                          2.00%
FOREIGN GOVERNMENT OBLIGATIONS                                         0.40%
CERTIFICATES OF DEPOSIT - FOREIGN                                      0.10%
CONVERTIBLE PREFERRED STOCKS                                           0.10%
SHORT-TERM INVESTMENTS*                                                3.20%

DURATION
7.54 years

QUALITY BREAKDOWN
AAA**          75%
AA              5%
A               6%
Other          14%

*SHORT-TERM HOLDINGS EXCLUDE CASH COLLATERAL INVESTED IN SHORT-TERM SECURITIES USED FOR PURCHASES MADE BUT NOT YET SETTLED.

**INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS, AND SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS

                                             % OF TOTAL                                                 % OF TOTAL
(EXCLUDING SHORT-TERM HOLDINGS)             INVESTMENTS    (EXCLUDING SHORT-TERM HOLDINGS)             INVESTMENTS
-------------------------------------------------------    ----------------------------------------------------------
FNMA TBA, JANUARY, 7.500%  DUE 01/01/30        8.53%       U.S. TREASURY NOTE, 5.625% DUE 09/30/01       3.70%
FNMA TBA, JANUARY, 6.000%  DUE 01/01/30        8.07%       FNMA TBA, JANUARY 6.500%   DUE 01/01/29       3.05%
FNMA TBA, JANUARY, 7.000%  DUE 01/01/30        8.03%       CHASE MANHATTAN BANK - FIRST UNION
FNMA TBA, JANUARY, 6.500%  DUE 01/01/30        6.07%         NATIONAL, 7.439% DUE 07/15/09               3.05%
U.S. TREASURY BOND, 8.875% DUE 02/15/19        3.91%       GNMA, 7.500% DUE 02/15/27                     3.00%
                                                           U.S. TREASURY BOND, 6.125% DUE 08/15/29       2.68%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolio will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                    SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
CERTIFICATES OF DEPOSIT -- FOREIGN (0.1%)
CANADA (0.1%)
$    75,000    Canadian Imperial Bank of Commerce, 6.200% due
                 08/01/00 (cost $75,004)........................    Aa3/AA-     $    74,642
                                                                                -----------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (14.3%)
FINANCIAL SERVICES (14.3%)
    200,000    Bear Stearns Structured Securities Inc.,
                 Sequential Payer, Series 1997-2, Class 1A5,
                 (144A), 7.000% due 08/25/36(s).................     Aaa/NR         185,469
    200,000    Chase Funding Mortgage Loan, Series 1998-2,
                 Class IIA2, 5.875% due 03/25/17................    Aaa/AAA         197,500
  2,000,000    Chase Manhattan Bank - First Union National,
                 Sequential Payer, Series 1999-1, Class A2,
                 7.439% due 07/15/09............................     NR/AAA       2,002,500
    310,000    Citibank Credit Card Master Trust I, Subordinated
                 Bond, PO, Series 1997-6, Class A, 7.186%(y)
                 due 08/15/06...................................    Aaa/AAA         223,684
  1,000,000    Commercial Mortgage Acceptance Corp., Sequential
                 Payer, Series 1998-C2, Class A2, 6.030% due
                 03/15/08(s)....................................     NR/AAA         910,581
    160,076    CS First Boston Mortgage Securities Corp.,
                 Sequential Payer, Series 1997-C2, Class A1,
                 6.400% due 02/17/04(s).........................    Aaa/AAA         156,325
  1,500,000    CS First Boston Mortgage Securities Corp.,
                 Sequential Payer, Series 1999-C1, Class A2,
                 7.290% due 09/15/09............................     Aaa/NR       1,460,625
    100,000    CS First Boston Mortgage Securities Corp.,
                 Subordinated Bond, Series 1997-C2, Class B,
                 6.720% due 11/17/07(s).........................     Aa2/NR          91,781
    870,999    First Nationwide Trust, Sequential Payer,
                 Series 1999-4, Class 3PA1, 6.500% due
                 10/19/29.......................................     NR/AAA         811,118
  1,000,000    Heller Financial Commercial Mortgage Asset Co.,
                 Sequential Payer, Series 1999-PH1, Class A2,
                 6.847% due 05/15/31............................     Aaa/NR         957,500
    155,000    LB Commercial Conduit Mortgage Trust, Sequential
                 Payer, Series 1999-C2, Class A2, 7.325% due
                 09/15/09.......................................     Aaa/NR         152,723
    400,000    MBNA Master Credit Card Trust, Series 1999-J,
                 Class A, 7.000% due 02/15/12...................    Aaa/AAA         394,187
    160,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                 Series 1998-XL2, Class A2, 6.170% due
                 10/03/08.......................................     NR/AAA         146,375
  1,000,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                 Series 1999-CAM1, Class A4, 7.020% due
                 11/15/09.......................................     NR/AAA         967,344
    200,000    Morgan Stanley Capital I, Inc., Subordinated
                 Bond, CSTR, Series 1997-RR, Class D, (144A),
                 7.718% due 04/30/39(v).........................     NR/NR          140,850
    255,000    Nomura Asset Securities Corp., Sequential Payer,
                 Series 1998-D6, Class A1B, 6.590% due
                 03/17/28.......................................    Aaa/AAA         239,700
    450,000    Sears Credit Account Master Trust,
                 Series 1995-5, Class A , 6.050% due 01/15/08...    Aaa/AAA         436,500
                                                                                -----------
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                     ASSET BACKED SECURITIES (COST
                     $9,708,632)................................                  9,474,762
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
CORPORATE OBLIGATIONS (23.3%)
AEROSPACE (0.2%)
$   100,000    Northrop-Grumman Corp., 9.375% due 10/15/24......   Baa3/BBB-    $   102,723
                                                                                -----------

APPARELS & TEXTILES (0.1%)
     15,000    Polymer Group, Inc., Series B, 9.000% due
                 07/01/07.......................................      B2/B           14,662
     20,000    Westpoint Stevens, Inc., 7.875% due 06/15/05.....     Ba3/BB          18,200
                                                                                -----------
                                                                                     32,862
                                                                                -----------

AUTOMOTIVE (1.0%)
    675,000    DaimlerChrysler, N.A. Holding, 7.200% due
                 09/01/09.......................................     A1/A+          663,012
                                                                                -----------

AUTOMOTIVE SUPPLIES (0.2%)
     95,000    Federal-Mogul Corp., 7.375% due 01/15/06.........    Ba2/BB+          86,720
     55,000    Federal-Mogul Corp., 7.750% due 07/01/06.........    Ba2/BB+          50,926
                                                                                -----------
                                                                                    137,646
                                                                                -----------

BANKING (1.9%)
  1,300,000    Northern Trust Co. Bank, 6.650% due 11/09/04.....    Aa3/AA-       1,272,323
                                                                                -----------

BROADCASTING & PUBLISHING (0.1%)
     27,000    AMFM, Inc., 8.535%(y) due 02/01/09(v)............      B2/B           24,131
     40,000    Clear Channel Communications, Inc., 7.250% due
                 10/15/27.......................................   Baa3/BBB-         36,080
                                                                                -----------
                                                                                     60,211
                                                                                -----------

BUILDING MATERIALS (0.5%)
    350,000    Armstrong World, Inc., 6.350% due 08/15/03.......    Baa1/A-         335,639
                                                                                -----------

CHEMICALS (0.2%)
    150,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                 05/11/25(v)....................................    Baa2/BBB        138,949
                                                                                -----------

COMMERCIAL SERVICES (1.1%)
    700,000    Cendant Corp., 7.750% due 12/01/03...............    Baa1/BBB        698,320
                                                                                -----------

ELECTRIC (1.2%)
     71,000    Calpine Corp., 7.625% due 04/15/06...............    Ba1/BB+          67,063
    108,000    Calpine Corp., 7.875% due 04/01/08...............    Ba1/BB+         103,950
     40,000    East Coast Power LLC, Tranche B, (144A), 7.066%
                 due 03/31/12...................................   Baa3/BBB-         35,556
    125,000    East Coast Power LLC, Tranche C, (144A), 7.536%
                 due 06/30/17...................................   Baa3/BBB-        110,975
     37,805    Niagara Mohawk Holdings, Inc., Series B, 7.000%
                 due 10/01/00...................................   Baa3/BBB-         37,786
     50,000    Scottish Power PLC, Series H, MTN, 6.750% due
                 07/15/04.......................................     A2/A+           48,316

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
ELECTRIC (CONTINUED)
$   150,000    Southern Co. Capital Trust I, 8.190% due
                 02/01/37.......................................    A3/BBB+     $   141,658
    250,000    Southern Co. Capital Trust II, 8.140% due
                 02/15/27.......................................    A3/BBB+         233,512
                                                                                -----------
                                                                                    778,816
                                                                                -----------

ELECTRONICS (0.1%)
     50,000    Motorola, Inc., 7.500% due 05/15/25..............     A1/A+           48,984
                                                                                -----------

ENERGY SOURCE (0.0%)
      7,000    Cogentrix Energy, Inc., 8.750% due 10/15/08......    Ba1/BB+           6,790
                                                                                -----------

ENTERTAINMENT, LEISURE & MEDIA (0.5%)
    180,000    Fox Sports Networks LLC, 8.875% due 08/15/07.....    Ba1/BBB-        183,150
    150,000    Lamar Media Corp., 8.625% due 09/15/07...........      B1/B          148,500
                                                                                -----------
                                                                                    331,650
                                                                                -----------

FINANCIAL SERVICES (7.9%)
  1,000,000    Associates Corp. N.A., 5.800% due 04/20/04.......    Aa3/AA-         947,490
     45,000    Associates Corp. N.A., Putable, 5.960% due
                 05/15/37.......................................    Aa3/AA-          44,952
    100,000    Bank of America Corp., 7.250% due 10/15/25.......     Aa3/A           92,933
    500,000    CIT Group Inc., MTN, 5.920% due 11/08/02.........     A1/A+          483,245
     50,000    FCB/NC Capital Trust I, 8.050% due 03/01/28......    Baa3/BB+         44,521
    700,000    Finova Capital Corp., 7.250% due 11/08/04........    Baa1/A-         690,137
    675,000    Ford Motor Credit Co., 5.800% due 01/12/09.......     A1/A+          598,225
    625,000    General Motors Acceptance Corp., 6.850% due
                 06/17/04.......................................      A2/A          615,962
     50,000    General Motors Acceptance Corp., MTN, 5.900% due
                 03/06/00.......................................      A2/A           49,992
    775,000    Household Finance Corp., 6.000% due 05/01/04.....      A2/A          730,252
    300,000    Household Finance Corp., Series E, MTN, 6.440%
                 due 06/17/05(v)................................      A2/A          298,887
    100,000    Keystone Financial Mid-Atlantic Funding, MTN,
                 6.500% due 05/31/08............................   Baa2/BBB+         87,096
    100,000    Safeco Capital Trust I, 8.072% due 07/15/37......     A3/BBB          88,681
    500,000    Toyota Motor Credit Corp., 5.625% due 11/13/03...    Aa1/AAA         476,065
                                                                                -----------
                                                                                  5,248,438
                                                                                -----------

GAS-PIPELINES (0.1%)
    100,000    Dynegy, Inc., 7.625% due 10/15/26................   Baa2/BBB+         91,833
                                                                                -----------

HEALTH SERVICES (0.1%)
     15,000    Tenet Healthcare Corp., 8.625% due 01/15/07......    Ba3/BB-          14,513
     40,000    Tenet Healthcare Corp., Series B, 7.625% due
                 06/01/08.......................................    Ba1/BB+          37,100
                                                                                -----------
                                                                                     51,613
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
METALS & MINING (0.1%)
$    50,000    P&L Coal Holdings Corp., Series B, 9.625% due
                 05/15/08.......................................      B2/B      $    48,625
                                                                                -----------

OIL-PRODUCTION (1.1%)
     50,000    Atlantic Richfield Co., 8.250% due 02/01/22......      A2/A           53,486
    675,000    Coastal Corp., 6.500% due 05/15/06...............    Baa2/BBB        634,777
     30,000    Pogo Producing Co., Series B, 10.375% due
                 02/15/09.......................................     B2/BB-          31,200
                                                                                -----------
                                                                                    719,463
                                                                                -----------

OIL-SERVICES (1.3%)
    775,000    Conoco, Inc., 5.900% due 04/15/04................     A3/A-          739,869
    110,000    Enron Corp., 6.950% due 07/15/28.................   Baa2/BBB+         95,728
                                                                                -----------
                                                                                    835,597
                                                                                -----------

PERSONAL CARE (0.1%)
     50,000    Procter & Gamble Co., 6.450% due 01/15/26........     Aa2/AA          44,180
                                                                                -----------

RAILROADS (0.4%)
    300,000    Union Pacific Corp., 5.780% due 10/15/01.........   Baa3/BBB-        293,175
                                                                                -----------

TELECOMMUNICATION SERVICES (0.2%)
    145,000    Global Crossing Holdings, Inc. (144A), 9.125% due
                 11/15/06.......................................     Ba2/BB         143,188
                                                                                -----------

TELECOMMUNICATIONS (0.6%)
    150,000    Adelphia Communications, Inc., 9.375% due
                 11/15/09.......................................     B1/B+          147,375
    150,000    Charter Communications Holdings LLC, 8.250% due
                 04/01/07.......................................     B2/B+          139,500
    115,000    McLeodUSA, Inc., 9.250% due 07/15/07.............     B1/B+          115,288
                                                                                -----------
                                                                                    402,163
                                                                                -----------

TELEPHONE (3.6%)
  1,420,000    AT&T Corp., 6.000% due 03/15/09..................     A1/AA-       1,288,110
    500,000    MCI Worldcom, Inc., 6.400% due 08/15/05..........     A3/A-          478,915
    500,000    Sprint Capital Corp., 5.700% due 11/15/03........   Baa1/BBB+        474,425
    175,000    US West Capital Funding, Inc., 6.250% due
                 07/15/05.......................................    Baa1/A-         165,617
                                                                                -----------
                                                                                  2,407,067
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
TRANSPORTATION (0.2%)
$    15,000    Atlantic Express Transportation Corp., 10.750%
                 due 02/01/04...................................      B2/B      $    14,587
    114,426    Federal Express Corp., Series 1999-1, Class C,
                 8.250% due 01/15/19............................   Baa1/BBB+        113,986
                                                                                -----------
                                                                                    128,573
                                                                                -----------

UTILITIES (0.5%)
    350,000    Texas Utilities Co., 5.940% due 10/15/01(v)......    Baa3/BBB        344,056
                                                                                -----------
                   TOTAL CORPORATE OBLIGATIONS (COST
                     $15,803,864)...............................                 15,365,896
                                                                                -----------

FOREIGN CORPORATE OBLIGATIONS (1.9%)
CANADA (1.3%)
ELECTRIC
    200,000    Ontario Electricity Financial Corp., 6.100% due
                 01/30/08.......................................    Aa3/AA-         184,874

FINANCIAL SERVICES
    200,000    McKesson Finance of Canada, (144A), 6.550% due
                 11/01/02.......................................   Baa1/BBB+        189,946

GAS-PIPELINES
     50,000    Trans-Canada Pipelines, MTN, 7.060% due
                 10/14/25.......................................     A2/A-           44,925

OIL PRODUCTION
     49,920    Express Pipeline LP, Series B, (144A), 7.390% due
                 12/31/19.......................................   Baa3/BBB-         42,744

TRANSPORT & SERVICES
    250,000    Laidlaw, Inc., 6.500% due 05/01/05...............    Baa3/BBB        220,695

WATER
    175,000    Hydro-Quebec, 9.500% due 11/15/30................     A2/A+          208,007
                                                                                -----------
                                                                                    891,191
                                                                                -----------

NETHERLANDS (0.2%)
TELECOMMUNICATION SERVICES
    150,000    Kpnqwest B.V., 8.125% due 06/01/09...............     Ba1/BB         144,000
                                                                                -----------

UNITED KINGDOM (0.4%)
ELECTRIC
    300,000    United Utilities PLC, 6.250% due 08/15/05........      A3/A          279,186
                                                                                -----------
                   TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                     $1,409,343)................................                  1,314,377
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
CANADA (0.4%)
$   250,000    Province of Ontario, 7.625% due 06/22/04 (cost
                 $265,580)......................................    Aa3/AA-     $   255,470
                                                                                -----------

SOVEREIGN BONDS (3.5%)
BRAZIL (1.6%)
    303,303    Republic of Brazil C Bonds, Series 20 Year,
                 8.000% due 04/15/14............................     B2/B+          227,665
    248,708    Republic of Brazil C Bonds, Series L, 8.000% due
                 04/15/14.......................................     B2/B+          186,842
    120,000    Republic of Brazil NMB L, Series 15 Year, 7.000%
                 due 04/15/09(v)................................     B2/B+           97,650
     35,000    Republic of Brazil NMB L, Series RG, 7.000% due
                 04/15/09(v)....................................     B2/NR           28,481
    587,500    Republic of Brazil, Series EI-L, 6.938% due
                 04/15/06(v)....................................     B2/B+          517,000
                                                                                -----------
                                                                                  1,057,638
                                                                                -----------

BULGARIA (0.1%)
    115,000    Republic of Bulgaria IAB, PDI, 6.500% due
                 07/28/11(v)....................................     B2/NR           90,706
                                                                                -----------

COLOMBIA (0.3%)
     50,000    Republic of Colombia, 9.750% due 04/23/09........    Ba2/BB+          46,500
    150,000    Republic of Columbia, 9.750% due 04/23/09........    Ba2/BB+         139,500
                                                                                -----------
                                                                                    186,000
                                                                                -----------

MEXICO (0.8%)
     75,000    United Mexican States, 11.375% due 09/15/16......     Ba2/BB          84,750
    315,000    United Mexican States Global Bonds, 11.375% due
                 09/15/16.......................................     Ba1/BB         356,454
     50,000    United Mexican States Global Bonds, 11.500% due
                 05/15/26.......................................     Ba1/BB          59,625
                                                                                -----------
                                                                                    500,829
                                                                                -----------

PANAMA (0.2%)
    160,000    Republic of Panama, 8.875% due 09/30/27..........    Ba1/BB+         134,400
                                                                                -----------

PERU (0.1%)
    100,000    Republic of Peru PDI, Series 20 Year, 4.500% due
                 03/07/17(v)....................................     Ba3/BB          68,750
                                                                                -----------

PHILIPPINES (0.2%)
    115,000    Republic of Philippines Global Bonds, 9.875% due
                 01/15/19.......................................    Ba1/BB+         113,706
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
QATAR (0.2%)
$   125,000    State of Qatar, (144A), 9.500% due 05/21/09......    Baa2/BBB    $   131,875
                                                                                -----------
                   TOTAL SOVEREIGN BONDS (COST $2,135,960)......                  2,283,904
                                                                                -----------

SUPRANATIONAL OBLIGATIONS (0.1%)
BANKING (0.1%)
    100,000    Inter-American Development Bank, 6.750% due
                 07/15/27 (cost $97,787)........................    Aaa/AAA          92,268
                                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (40.9%)
FEDERAL HOME LOAN MORTGAGE CORP. (3.0%)
  1,070,000    5.125% due 10/15/08(s)...........................                    937,588
     89,533    6.000% due 04/01/11..............................                     85,616
    310,000    REMIC: PAC(11), Series 1694, Class PQ, 6.500% due
                 09/15/23(s)....................................                    300,892
    813,303    REMIC: Sequential Payer, Series 2080, Class Z,
                 6.500% due 08/15/28(s).........................                    653,432
                                                                                -----------
                                                                                  1,977,528
                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (34.9%)
    450,000    6.000% due 05/15/08(s)...........................                    421,313
    170,000    6.160% due 08/07/28(s)...........................                    148,883
     56,464    8.500% due 05/01/09..............................                     58,104
    300,000    REMIC: PAC-1(11), Series 1993-78, Class G, 6.500%
                 due 11/25/07(s)................................                    295,875
  5,800,000    TBA, January, 6.000% due 01/01/30................                  5,305,202
  2,130,000    TBA, January, 6.500% due 01/01/29................                  2,006,867
  4,230,000    TBA, January, 6.500% due 01/01/30................                  3,990,175
  5,460,000    TBA, January, 7.000% due 01/01/30................                  5,279,165
  5,670,000    TBA, January, 7.500% due 01/01/30................                  5,606,212
                                                                                -----------
                                                                                 23,111,796
                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.0%)
  1,259,142    6.500% due 11/15/29..............................                  1,184,777
    290,161    7.000% due 08/15/12..............................                    287,167
    448,152    7.000% due 03/15/29..............................                    432,744
     70,003    7.500% due 02/15/27..............................                     69,215
                                                                                -----------
                                                                                  1,973,903
                                                                                -----------
                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                     (COST $27,650,029).........................                 27,063,227
                                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                          RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
------------   -------------------------------------------------  ------------  ------------
U.S. TREASURY OBLIGATIONS (11.5%)
U.S. TREASURY BONDS (7.6%)
$ 1,850,000    6.125% due 08/15/29(s)...........................                $ 1,763,568
    703,000    6.750% due 08/15/26(s)...........................                    706,297
  2,110,000    8.875% due 02/15/19(s)...........................                  2,568,271
                                                                                -----------
                                                                                  5,038,136
                                                                                -----------

U.S. TREASURY NOTES (3.9%)
  2,455,000    5.625% due 09/30/01(s)...........................                  2,430,450
    135,000    6.000% due 08/15/09(s)...........................                    130,781
                                                                                -----------
                                                                                  2,561,231
                                                                                -----------
                   TOTAL U.S. TREASURY OBLIGATIONS (COST
                     $7,741,028)................................                  7,599,367
                                                                                -----------
  SHARES
------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
INDUSTRIAL PRODUCTS & SERVICES (0.1%)
        100    Home Ownership Funding, (144A), 13.331%(v) (cost
                 $100,104)......................................     Aaa/NR          79,446
                                                                                -----------

  PRINCIPAL
   AMOUNT
-------------
SHORT-TERM INVESTMENTS (37.1%)
COMMERCIAL PAPER-DOMESTIC (8.7%)
$  1,950,000    Asset Securitization, 5.464% (y) due 01/19/00
                  (s)............................................     1,944,082
   1,200,000    BBL North America, 5.463% (y) due 01/18/00 (s)...     1,196,589
   1,200,000    CXC Inc., (144A), 5.464% (y) due 01/19/00 (s)....     1,196,370
   1,400,000    Trident Capital Corp., 5.464% (y) due 01/19/00
                  (s)............................................     1,395,765
                                                                   ------------
                                                                      5,732,806
                                                                   ------------

COMMERCIAL PAPER-FOREIGN (6.9%)
   2,100,000    British Telecommunications PLC, 5.464% (y) due
                  01/19/00 (s)...................................     2,093,668
   2,500,000    Cregem North America Inc., 5.774% (y) due
                  01/19/00 (s)...................................     2,492,475
                                                                   ------------
                                                                      4,586,143
                                                                   ------------

OTHER INVESTMENT COMPANIES (0.1%)
      62,573    SSGA Money Market Fund, 4.997% (y) due
                  01/03/00.......................................        62,573
                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                     SECURITY DESCRIPTION                    VALUE
-------------   -------------------------------------------------  -------------
U.S. TREASURY OBLIGATIONS (21.4%)
$ 14,232,000    Bills, 4.995% (y) due 01/20/00 (s)...............  $ 14,193,165
                                                                   ------------
                    TOTAL SHORT-TERM INVESTMENTS (COST
                     $24,574,687)................................    24,574,687
                                                                   ------------
                TOTAL INVESTMENTS (COST $89,562,018) (133.2%)....    88,178,046
                LIABILITIES IN EXCESS OF OTHER ASSETS (-33.2%)...   (21,959,962)
                                                                   ------------
                NET ASSETS (100.0%)..............................  $ 66,218,084
                                                                   ============

------------------------------
Note: Based on the cost of securities of $89,642,781 federal income tax purposes at December 31, 1999, the aggregate gross unrealized appreciation and depreciation was $164,897 and $1,629,632, respectively, resulting in net unrealized depreciation of $1,464,735.

(s) - Security is fully or partially segregated with custodian as collateral for TBA and when issued securities or futures contracts or with broker as initial margin for futures contracts. $36,213,619 of the market value has been segregated.

(v) - Rate shown reflects current rate on variable or floating rate instruments or instruments with step coupon rate.

(y) - Yield to maturity.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

C - Capitalization.

CSTR - Collateral Strip Rate.

IAB - Interest in Arrears Bond.

MOPPRS - Mandatory Par Put Remarked Securities.

MTN - Medium Term Note.

NMB - New Money Bonds.

NR - Not rated.

PAC - Planned Amortization Class.

PDI - Past Due Interest.

PO - Principal Only.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $89,562,018)            $88,178,046
Cash                                                     2,994
Receivable for Investments Sold                      9,404,564
Interest Receivable                                    594,608
Variation Margin Receivable                             34,969
Receivable for Shares of Beneficial Interest Sold       28,793
Prepaid Trustees' Fees                                   7,872
Prepaid Expenses and Other Assets                        4,654
                                                   -----------
    Total Assets                                    98,256,500
                                                   -----------
LIABILITIES
Payable for Investments Purchased                   31,960,607
Advisory Fee Payable                                    17,098
Administrative Services Fee Payable                     11,545
Payable for Shares of Beneficial Interest
  Redeemed                                               2,835
Administration Fee Payable                                  43
Accrued Expenses                                        46,288
                                                   -----------
    Total Liabilities                               32,038,416
                                                   -----------
NET ASSETS
Applicable to 5,895,938 Shares of Beneficial
  Interest Outstanding
  (no par value, unlimited shares authorized)      $66,218,084
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $11.23
                                                   ===========
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $67,209,549
Undistributed Net Investment Income                  1,237,804
Accumulated Net Realized Loss on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                        (980,013)
Net Unrealized Depreciation of Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                      (1,249,256)
                                                   -----------
    Net Assets                                     $66,218,084
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $82)                                                       $ 2,698,300
EXPENSES
Advisory Fee                                       $   132,584
Custodian Fees and Expenses                             64,118
Trustees' Fees and Expenses                             42,973
Professional Fees and Expenses                          31,096
Administrative Services Fee                             16,876
Transfer Agent Expense                                  16,334
Printing Expenses                                       15,874
Amortization of Organization Expense                     1,978
Administration Fee                                         373
Miscellaneous                                            9,253
                                                   -----------
    Total Expenses                                                  331,459
                                                                -----------
NET INVESTMENT INCOME                                             2,366,841
NET REALIZED GAIN (LOSS) ON
  Investments                                       (1,059,462)
  Futures Contracts                                     92,749
  Foreign Currency Contracts and Transactions           18,066
                                                   -----------
    Net Realized Loss                                              (948,647)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       (1,650,959)
  Futures Contracts                                    121,699
  Foreign Currency Contracts and Transactions          (11,087)
                                                   -----------
    Net Change in Unrealized Depreciation                        (1,540,347)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $  (122,153)
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                   -----------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      2,366,841   $      1,189,503
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions          (948,647)           386,889
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations            (1,540,347)            92,828
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                            (122,153)         1,669,220
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (1,376,216)          (978,066)
Net Realized Gain                                          (137,587)          (313,174)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                  (1,513,803)        (1,291,240)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         46,779,712         24,436,288
Reinvestment of Dividends and Distributions               1,513,803          1,291,238
Cost of Shares of Beneficial Interest Redeemed          (12,980,931)        (9,463,175)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                35,312,584         16,264,351
                                                   ----------------   ----------------
    Total Increase in Net Assets                         33,676,628         16,642,331
NET ASSETS
Beginning of Fiscal Year                                 32,541,456         15,899,125
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $1,237,804 and $229,113,
  respectively)                                    $     66,218,084   $     32,541,456
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                            FOR THE PERIOD
                                                                                            JANUARY 3, 1995
                                             FOR THE FISCAL YEAR ENDED DECEMBER 31,        (COMMENCEMENT OF
                                          --------------------------------------------    OPERATIONS) THROUGH
                                            1999        1998        1997        1996       DECEMBER 31, 1995
                                          --------    --------    --------    --------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 11.67     $ 11.29     $ 10.65      $10.91           $10.00
                                          -------     -------     -------      ------           ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.40        0.45        0.68(c)     0.47             0.58
Net Realized and Unrealized Gain
  (Loss) on Investments, Futures and
  Foreign Currency Transactions             (0.53)       0.45        0.31(c)    (0.25)            1.11
                                          -------     -------     -------      ------           ------
Total from Investment Operations            (0.13)       0.90        0.99        0.22             1.69
                                          -------     -------     -------      ------           ------

LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                       (0.27)      (0.39)      (0.27)      (0.47)           (0.58)
Net Realized Gain                           (0.04)      (0.13)      (0.08)      (0.01)           (0.20)
                                          -------     -------     -------      ------           ------
Total Distributions to Shareholders         (0.31)      (0.52)      (0.35)      (0.48)           (0.78)
                                          -------     -------     -------      ------           ------

NET ASSET VALUE, END OF PERIOD            $ 11.23     $ 11.67     $ 11.29      $10.65           $10.91
                                          =======     =======     =======      ======           ======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                (1.13)%      8.01%       9.38%       2.09%           16.85%(a)
Net Assets, End of Period (in
  thousands)                              $66,218     $32,541     $15,899      $2,782           $1,417
Ratios to Average Net Assets
  Net Expenses                               0.75%       0.75%       0.75%       0.75%            0.75%(b)
  Net Investment Income                      5.36%       5.39%       6.20%       5.91%            6.00%(b)
  Expenses without Reimbursement             0.75%       1.02%       1.91%       2.18%            2.90%(b)
  Portfolio Turnover                          479%        179%        184%        198%             239%

------------------------
(a) Not annualized.

(b) Annualized.

(c) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Bond Portfolio (the "portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. Prior to December 30, 1999, the trust was composed of five separate portfolios which operated as distinct investment vehicles. J.P. Morgan Treasury Money Market Portfolio was terminated on December 30, 1999. The investment objective of the portfolio is to seek to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of issuers of debt, asset-backed, and mortgage-backed securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   e) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and were amortized on a straight-line basis over a five-year period from the commencement of operations.

   f) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   g) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   h) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   i) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   j) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

   k) The portfolio accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase Undistributed Net Investment Income by $18,066 and increase Accumulated Net Realized Loss on Investments by $18,066. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

   l) For federal income tax purposes, the fund had a capital loss carryforward at December 31, 1999 of $764,534 which expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated
      ("J.P. Morgan"). Under the terms of the agreement, JPMIM is paid a fee for its services, computed daily and paid monthly, at an annual rate of 0.30% of the portfolio's average daily net assets. For the fiscal year ended December 31, 1999, such fees amounted to $132,584.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolios' officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1999, the fee for these services amounted to $373.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limit of 0.45% of the average daily net assets of the portfolio, Morgan will reimburse the portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1999, the fee for these services amounted to $16,876 and there will be no reimbursement to the portfolio from Morgan under this agreement.

   d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of the portfolio were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                   -----------------  -----------------
Shares sold......................................         4,113,778          2,080,565
Reinvestment of dividends and distributions......           132,802            110,506
Shares redeemed..................................        (1,139,945)          (810,528)
                                                   ----------------   ----------------
Net Increase.....................................         3,106,635          1,380,543
                                                   ================   ================

From time to time, the portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended December 31, 1999, were as follows:

                                  COST OF         PROCEEDS
                                 PURCHASES       FROM SALES
                             -----------------  ------------
U.S. Government Agency
 Obligations...............  $    182,180,500   $162,752,693
Corporate, Collateralized
 Mortgage and Other
 Obligations...............        41,980,631     25,432,687

Open futures contracts at December 31, 1999 are summarized as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/   MARKET VALUE
                                                   CONTRACTS LONG   (DEPRECIATION)  OF CONTRACTS
                                                   ---------------  --------------  ------------
U.S. Long Bond, expiring March 2000..............              16   $     (55,596)  $ 1,455,000
                                                   ==============   =============   ===========

                                                   CONTRACTS SHORT
                                                   ---------------
U.S. Five Year Note, expiring March 2000.........              27   $      34,447   $ 2,646,422
U.S. Ten Year Note, expiring March 2000..........              85         155,865     8,148,047
                                                   --------------   -------------   -----------
Totals...........................................             112   $     190,312   $10,794,469
                                                   ==============   =============   ===========

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1996 and for the period January 3, 1995 (commencement of operations) through December 31, 1995 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2000

J.P. MORGAN SERIES TRUST II PORTFOLIOS
     BOND PORTFOLIO
     INTERNATIONAL OPPORTUNITIES PORTFOLIO
     SMALL COMPANY PORTFOLIO
     U.S. DISCIPLINED EQUITY PORTFOLIO

FOR MORE INFORMATION ON THE J.P. MORGAN SERIES TRUST II PORTFOLIOS, CALL FUNDS DISTRIBUTOR, INC. AT (888) 756-8645.

1MAR376

J.P. MORGAN BOND PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 1999